SUBSEQUENT EVENTS	12 Months Ended
Mar. 31, 2025
Notes and other explanatory information [abstract]
SUBSEQUENT EVENTS

28 SUBSEQUENT EVENTS

In accordance with IAS 10 “Events after the Reporting Period”, which establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued, the Company has evaluated all events or transactions that occurred after the balance sheet date, up through the date the Company issued the financial statements.

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On May 6, 2025, Rhino Ventures sold the tranches 4, 5 and 6 of the IPO Warrants to Nomas Global Investments-LLC-S.P.C for consideration of $300 million. Rhino Ventures received a promissory note for $50 million upon sale and will receive $250 million at December 31, 2025.

●	The Group entered into two new lease agreements to provide additional workspace for the Group’s expanding operations in UK and HK:

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An 18-month office lease in the United Kingdom, commencing in April 2025, with monthly rent of GBP3,782 (approximate: $5,105). Right-of-use assets and lease liabilities would be recognized for the lease in accordance with IFRS 16 Leases.

●	A one-year office lease in Hong Kong, commencing in June 2025, with monthly rent of HK$52,000 (approximately: $6,625). Given the lease has a lease term of 12 months, the lease would be accounted for as a short-term lease and the Group would recognize the lease payments as an expense over the lease term.

●	On May 23, 2025, the Company signed a memorandum of understanding (the “Matter MOU”) to acquire Matter DK ApS (“Matter”) in an all share acquisition. Matter is an innovative ESG data company focused on delivering sustainability data and analytics solutions to the investment industry and helping financial institutions understand and communicate the sustainability of investments. Matter is based in Copenhagen, Denmark. The Matter MOU values the equity of Matter at $13 million which will be paid through the issuance of the Company’s ordinary shares valued at the 60-trading day trailing VWAP (volume weighted average price) as of May 23, 2025, and such shares issued to Matter will subject to an 18-month lock-up period. Target executives and key employees will also receive $2.5 million of Diginex shares with 50% released after 18 months following 12 months of good service and 50% after 30 months following 24 months of good service.

●	On May 23, 2025, the Company entered into a loan agreement with Matter (the “Matter Loan Agreement”), pursuant to which the Company agreed to loan Matter EUR 250,000, as follows: (1) EUR 150,000 (approximately: $175,500) within 3 business days of the signing of the Matter MOU, (2) EUR 50,000 (approximately: $58,500) within 30 days following the signing of the Matter MOU, and (3) EUR 50,000 (approximately: $58,500) within 60 days following the signing of the Matter MOU. The loan principal shall accrue interest at a rate of 5% per annum. Matter shall repay all amounts outstanding under the Matter Loan Agreement together with all accrued interest only if the Company fails to acquire 100% of the share capital of Matter under permitted reasons set forth in the Matter MOU. Repayment will be due 60 days after notification from the Company that they will not proceed with the acquisition of Matter.

●	On June 5, 2025, the Company signed a memorandum of understanding (the “Resulticks MOU”) for an acquisition of Resulticks Global Companies Pte. Limited (“Resulticks”) for shares and cash. Resulticks is a globally recognized leader in real-time, AI-driven customer engagement and data management solutions.

●	The Resulticks MOU values Resulticks at $2 billion which will be paid by the Company in three tranches: (1) $1.4 billion in the Company’s ordinary shares valued at $72 per share and subject to a 12-18 month lock-up. Shares will be issued at closing of the transaction; (2) $100 million in cash that is payable by the Company within 90 days of the closing of the transaction; and (3) an earnout of up to $500 million payable in the Company’s ordinary shares valued at $72 per share and paid in 3 independent tranches subject to Resulticks attaining at least 75% of the below audited EBITDA threshold figures:

	Earnout Amount	Accounting Period	EBITDA Threshold*
a.	$166,666,666	Fiscal Year 2026	$100,000,000
b.	$166,666,667	Fiscal Year 2027	$200,000,000
c.	$166,666,667	Fiscal Year 2028	$325,000,000

*	Resulticks shall receive a pro rated portion of the Earnout Amount provided Resulticks achieves between 75% and 100% of the EBITDA Threshold.

●	On June 23, 2025, the Company entered into a funding agreement with Resulticks. Under the terms of this agreement, the Company has agreed to provide Resulticks with funding of up to $11,000,000, to be disbursed in tranches as mutually agreed between the parties. The funding is intended to be completed by 11 July 2025 and will be offset against the proposed $200 million post-acquisition funding, if the acquisition proceeds. In the event that (a) the parties mutually determine not to proceed with the acquisition, or (b) the parties fail to enter into a definitive agreement by July 28, 2025 (or such later date as may be mutually agreed) (each a “Deal Failure”), any amounts disbursed under the funding arrangement will become repayable within 45 calendar days of a Deal Failure and will accrue interest at a rate of 10% per annum, effective from the date of initial disbursement until repayment.

Furthermore, the agreement provides that if Resulticks raises capital or draws down from a debt facility prior to the acquisition or a Deal Failure, the proceeds from such funding must be applied to repay any amounts disbursed by Diginex under the funding arrangement.

Up to the date of this report, the Company has disbursed $8 million to Resulticks.

●	On June 24, 2025, the Company received a non-interest-bearing advance of $5 million from Rhino Ventures who holds IPO Warrants in the Company and a further advance of $3 million on July 4, 2025. Rhino Ventures intends to make additional advances on a piecemeal basis through to late-July 2025, with the total amount to be applied toward the exercise of certain tranches of IPO Warrants into ordinary shares of the Company.

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On July 1, 2025, the Board of Directors approved a forward stock split of its authorized issued and unissued shares such that the authorized share capital of the Company shall be changed to US$50,000 divided into 7,680,000,000 ordinary shares of par value $0.00000625 each and 320,000,000 preferred shares of par value $0.00000625 each. The forward stock split is subject to shareholders approval and will be voted on at an extraordinary general meeting (EGM) to be held on July 29, 2025.